Exhibit 99.1
Richard K. Davis Chairman, President and CEO March 9, 2011 Citi 2011 Financial Services Conference

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Strong Foundation Relevant Scale Investing for Growth Current Topics

*As of March 4, 2011 U.S. Bancorp Businesses 4Q10 Dimensions Asset Size $308 billion Deposits $204 billion Loans $197 billion Customers 17 million NYSE Traded USB Market Capitalization* $52 billion Founded 1863 Bank Branches* 3,069 ATMs 5,310

U.S. Rank Company $Billions 1 Bank of America $2,265 2 J.P. Morgan 2,118 3 Citigroup 1,915 4 Wells Fargo 1,258 5 U.S. Bancorp 308 6 PNC 264 7 SunTrust 173 8 BB&T 157 9 Regions 132 10 Fifth Third 111 U.S. Rank Company $Billions 1 J.P. Morgan $178 2 Wells Fargo 168 3 Bank of America 142 4 Citigroup 132 5 U.S. Bancorp 52 6 PNC 32 7 BB&T 18 8 SunTrust 15 9 Fifth Third 11 10 M&T 11 Total Assets and Market Value Source: company reports & FactSet Assets as of 12/31/10, Market Value as of 3/4/11 Assets Market Value

2010 Results Full Year Full Year 2010 2009 % Change Net Income ($ in millions) $3,317 $2,205 + 50.4% Diluted EPS $1.73 $0.97 + 78.4% Return on Avg Assets 1.16% 0.82% Return on Avg Common Equity 12.7% 8.2% Record-setting net revenue of $18.1 billion Provision for credit losses declined 22% Average deposit growth of 10.1%, Average loan growth of 3.9% Strong Capital: Increased Tier 1 Capital $3.3 billion Tier 1 Capital Ratio = 10.5% Tier 1 Common Ratio = 7.8%

Performance Metrics Source: company reports Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.235 0.213 0.139 0.082 0.127 0.105 0.134 0.128 0.137 Peer Median 0.135 0.116 0.038 0.019 0.05 0.051 0.052 0.073 2006 2007 2008 2009 2010 2Q10 3Q10 4Q10 USB 0.0223 0.0193 0.0121 0.0082 0.0116 0.0109 0.0126 0.0131 Peer Median 0.0138 0.0106 0.0033 0.0041 0.0063 0.0061 0.0085 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.0365 0.0347 0.0366 0.0367 0.0388 0.039 0.039 0.0391 0.0383 Peer Median 0.0336 0.0341 0.033 0.0322 0.0352 0.0348 0.0345 0.0356 2006 2007 2008 2009 2010 1Q10 2Q10 3Q10 4Q10 USB 0.454 0.492 0.469 0.484 0.515 0.49 0.524 0.519 0.525 Peer Median 0.572 0.577 0.629 0.585 0.627 0.603 0.615 0.607 ROA ROCE Efficiency Ratio NIM USB Peer Median

Performance Metrics Source: SNL, 1Q08 through 4Q10 Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Since 1/1/08 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0106 0.0099 0.0088 0.0073 0.0059 0.0012 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROE 0.116 0.096 0.09 0.069 0.067 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 EF 0.49 0.545 0.562 0.577 0.581 0.587 0.616 0.688 0.703 0.728 Return on Average Assets Return on Average Common Equity Efficiency Ratio

Revenue Growth 4Q09 1Q10 2Q10 3Q10 4Q10 Reported 4376 4321 4519 4587 4721 2006 2007 2008 2009 2010 Reported 13742 14060 14677 16668 18148 $ in millions Taxable-equivalent basis Prior 5 Quarters Year-Over-Year Growth 20.8% 11.3% 8.7% 7.9% 7.9% Prior 5 Years Year-Over-Year Growth 3.8% 2.3% 4.4% 13.6% 8.9% USB Record Revenue 2010

Loan and Deposit Growth 4Q09 1Q10 2Q10 3Q10 4Q10 Loans 191.6 192.9 191.2 192.5 195.5 Deposits 180.9 182.5 183.3 182.7 190.3 2006 2007 2008 2009 2010 Loans 144 154 185 195 197 Deposits 125 131 159 183 204 $ in billions 2.0% $195.5 8.2% $191.6 3.9% $192.9 4.0% $191.2 5.8% $192.5 5.2% $190.3 25.2% $180.9 13.7% $182.5 12.3% $183.3 9.8% $182.7 1% $197 5% $144 7% $154 20% $185 5% $195 11% $204 0% $125 5% $131 21% $159 15% $183 Loans Deposits Prior 5 Quarters Average Balances Year-Over-Year Growth Prior 5 Years Ending Balances Year-Over-Year Growth

Loan Growth vs. Peers Average loans; loan growth 4Q10 vs. 4Q09 adjusted for acquisitions Acquisition adjustments: USB - FBOP acquisition, BAC & JPM - credit card securitizations USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.015 0.014 0.006 0 -0.005 -0.007 -0.008 -0.012 -0.018 -0.033 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.009 -0.001 -0.01 -0.018 -0.049 -0.049 -0.053 -0.057 -0.083 -0.16 Loan Growth 4Q10 vs. 3Q10 Loan Growth 4Q10 vs. 4Q09

Deposit Growth vs. Peers Average deposits; deposit growth 4Q10 vs. 4Q09 adjusted for acquisitions Acquisition adjustments: USB - FBOP acquisition USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.042 0.035 0.027 0.026 0.021 0.02 0.006 0.002 0 -0.005 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Deposit Growth 0.051 0.029 0.027 0.015 0.013 0.003 -0.018 -0.025 -0.071 -0.082 Deposit Growth 4Q10 vs. 3Q10 Deposit Growth 4Q10 vs. 4Q09

Capital Position $ in billions 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 TARP 0 0 0 0 24.4 25.3 0 0 0 0 0 0 0 Tier 1 Capital Ratio 0.083 0.086 0.085 0.085 0.106 0.109 0.094 0.095 0.096 0.099 0.101 0.103 0.105 Tier 1 Common Ratio 0.056 0.057 0.056 0.057 0.051 0.054 0.067 0.068 0.068 0.071 0.074 0.076 0.078 Tier 1 Capital 17.5 18.5 18.6 18.9 18 18.9 21.7 22 22.6 23.3 24 24.9 25.9 TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio

Credit Quality 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 -171 -212 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 -0.05 -0.06 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 -119 -58 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 -0.11 -0.06 $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261) (119) (171) (58) (212) The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to trend lower during 1Q11

Credit Quality - Reserves 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Allowance 2260 2435 2648 2898 3639 4105 4571 4986 5264 5439 5536 5540 5531 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 1.02 1 0.97 Allowance for Credit Losses Allowance for Credit Losses Provision/NCO's $ in millions 5,536 5,439 5,264 4,986 4,571 4,105 3,639 2,898 2,648 2,435 2,260 5,540 5,531

U.S. Bancorp Strong Foundation Relevant Scale Investing for Growth Current Topics

Mix of Businesses Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management and Securities Services Wealth Management Corporate Trust Services Fund Services U.S. Bancorp Asset Management Institutional Trust & Custody Consumer and Small Business Banking Metropolitan Banking Community Banking Consumer Lending Mortgage Banking Small Business Banking Wholesale Banking and Commercial Real Estate Corporate Banking Commercial Banking Commercial Real Estate Full year 2010, excluding Treasury and Corporate Support Revenue Mix By Business Line Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer and Small Business Banking 43% Payment Services 28% WM&SS 9% Wholesale Banking and Commercial Real Estate 20%

Consumer Wholesale WM Payments Mix 0.55 0.28 0.17 0 Consumer Wholesale WM Payments Mix 0.54 0.32 0.02 0.12 Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 20% 25% 32% 28% Wholesale Banking and Commercial Real Estate Full year 2010, excluding Treasury and Corporate Support Revenue Mix RPS CPS Elavon Mix 0.62 0.2 0.18 Contribution to U.S. Bancorp Corporate Banking 62% Commercial Banking 20% Commercial Real Estate 18% Revenue Pre-provision Income Loans Deposits

Wholesale Banking and Commercial Real Estate Source: SNL, Thomson Reuters Scale Leading provider of banking services to federal government Leading treasury management services provider #4 small business administration lender Market Share 1Q07 4Q10 2.8% 3.0% C&I Loans 1Q07 4Q10 1.6% 2.4% CRE Loans 2007 2010 0.0% 6.9% Middle Market Bookrunner 2007 2010 0.3% 2.0% Investment Grade Bookrunner +7% +50% +567%

Consumer Wholesale WM Payments Mix 0.55 0.28 0.17 0 Consumer Wholesale WM Payments Mix 0.54 0.32 0.02 0.12 Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer and Small Business Banking 43% 36% 54% 55% Metro Comm ISON HM CL Mix 0.26 0.27 0.05 0.27 0.15 Community Banking 27% Mortgage Banking 27% Metropolitan Banking 26% In-store On-site Banking Consumer Lending 15% 5% Full year 2010, excluding Treasury and Corporate Support Revenue Mix Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits

Consumer and Small Business Banking Scale #4 Branch network #1 In-store branch network Market Share 1Q07 4Q10 2.0% 2.7% Core Deposits 1Q07 3Q10 0.7% 3.7% Home Mortgage Origination 1Q07 4Q10 1.9% 2.5% Home Equity Loans / Lines 1Q07 4Q10 2.8% 3.2% Consumer (non- mortgage) Loans #6 Non-captive auto finance #6 Home mortgage originator Source: SNL, core deposits exclude time deposits +35% +429% +32% +14%

Consumer Wholesale WM Payments Mix 0.34 0.14 0.13 0.39 Consumer Wholesale WM Payments Mix 0.55 0.28 0.17 0 17% 13% WM CT FS ITC FAF Mix 0.38 0.31 0.13 0.1 0.08 Wealth Management 38% Corporate Trust 31% IT&C 10% Fund Services 13% Asset Mgmt 8% Wealth Management and Securities Services Full year 2010, excluding Treasury and Corporate Support Revenue Mix Contribution to U.S. Bancorp Revenue Pre-provision Income Deposits Fee Income Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 9% 5%

Scale #2 Municipal trustee #3 Corporate trustee #3 Structured trustee Market Share +9% Wealth Management and Securities Services Sources: Securities Data Corp (corporate trust), Investment Company Institute (fund services) and Call Reports (institutional trust) #3 Third-party provider of fund services #6 Domestic institutional custodian 2007 2010 25.4% 27.6% Municipal Trustee $ Proceeds 2007 2010 6.2% 12.1% Corporate Trustee $ Proceeds 2007 2010 12.3% 17.4% Structured Trustee # Issues 2007 2009 17.8% 18.5% Fund Services # of Funds +95% +41% +4%

Consumer Wholesale WM Payments Mix 0.34 0.14 0.13 0.39 Consumer Wholesale WM Payments Mix 0.36 0.25 0.05 0.34 Consumer Wholesale WM Payments Mix 0.43 0.2 0.09 0.28 Consumer Wholesale WM Payments Mix 0.54 0.32 0.02 0.12 Payment Services Full year 2010, excluding Treasury and Corporate Support Revenue Mix RPS CPS Elavon Mix 0.61 0.1 0.29 Retail Payment Solutions 61% Corporate Payment 10% Global Merchant Acquiring 29% Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Fee Income 28% 34% 12% 39%

Payment Services Scale Top 5: Fleet card issuer and freight payment network U.S. merchant acquirer Corporate card issuer Debit card issuer Top 10: Global merchant acquirer General purpose retail credit card issuer Market Share 2009 2007 2009 2007 3.0% 3.6% 10.0% 11.6% Retail Card General Purpose Volume Commercial Card VISA/MC Purchase Volume Source: The Nilson Report +20% +16%

U.S. Bancorp Strong Foundation Relevant Scale Investing for Growth Current Topics

Investing for Growth - Capital Expenditures 2005 2006 2007 2008 2009 2010 CapX 301 540 484 519 772 856 $ in millions, approved by Capital Expenditure Committee Technology Investments Tier 4 Data Center Branch Hardware & Software Internet Channel Home Mortgage Origination Platform Mobile Banking Channel Call Center Telephony Distribution Channel Integration Capital Expenditures Investing in the franchise

Investing for Growth - Acquisitions Investing in the franchise Payments Merchant processing portfolio of Santander-Mexico Merchant processing portfolio of Citizens National Bank Credit card portfolios from Citi Merchant processing portfolio of MB Financial Bank Credit card portfolio of Town North Bank Southern DataComm AIMS Logistics Numerous small portfolios Joint ventures: Brazil merchant services company Syncada Consumer and Wholesale Banking operations of First Community Bank (NM) Banking subsidiaries of FBOP Corporation BB&T's Nevada banking operations First Bank of Idaho Downey Savings & Loan Association PFF Bank & Trust Mellon 1st Business Bank Trust Businesses Bank of America's securitization trust administration business Corporate trust administration business of F.N.B. Corporation Corporate trust business of AmeriServ Financial Bond trustee business of First Citizens bank Mutual fund servicing division of Fiduciary Management, Inc Divestitures Divestiture of FAF Advisors long- term asset management business Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer and Small Business Banking Payment Services Wealth Management and Securities Services Wholesale Banking and Commercial Real Estate

New Mexico Acquisition Source: SNL; market share as of 6/30/2010 U.S. Bank First Community Bank FDIC assisted whole bank purchase and assumption transaction U.S. Bank received substantially all assets and liabilities of First Community Bank, a subsidiary of First State Bancorporation of Albuquerque, NM Purchased $2.1 billion of assets, including $1.5 billion of loans Assumed $1.8 billion of deposits First Community Bank operates 38 branches in NM (35) and AZ (3) Provides USB with the #3 market share ranking in New Mexico Complementary footprint Adds 25th contiguous state to footprint

U.S. Bancorp - Current Branch Footprint

U.S. Bancorp Strong Foundation Relevant Scale Investing for Growth Current Topics

Regulatory Environment

✓ Existing regulatory oversight actions

	FY 2010 Actual	Annual Run Rate
Overdraft Legislation Pricing and Policy Changes	≈ $255	≈ $440 - $480
Card Act Net Interest Margin and Fee Income	≈ $160	≈ $250
Durbin Amendment	--	≈ $400*

✓ Future regulatory oversight actions

- Dodd-Frank Wall Street Reform and Consumer Protection Act
  - Consumer Financial Protection Bureau
- Residential mortgage foreclosure policy & procedures

$ in millions, estimated reduction to revenue

* Full year 2011 impact approximately $200 million assuming implementation of $0.12 per transaction starting July 2011 usbancorp

32

Capital Capital Tier 1 common ratio 7.3% under Basel III Liquidity Liquidity Coverage Ratio (LCR) requires replacing off-balance sheet liquidity with on-balance sheet liquidity Expect transition to on-balance sheet liquidity to result in increase in average investment portfolio in 2011 No impact to risk-weighted assets Moderate decline in net interest margin Minimal impact to net income Capital Assessment Capital plan submitted to Federal Reserve System on January 7, 2011 Response expected by March 21 Utilizing guidance from Basel Committee December 2010

Positioned to Win

Richard K. Davis Chairman, President and CEO March 9, 2011 Citi 2011 Financial Services Conference

Appendix

Non-Regulatory Capital Ratios $ in millions

Richard K. Davis Chairman, President and CEO March 9, 2011 Citi 2011 Financial Services Conference